Federal Home Loan Bank Advances and Other Borrowings	12 Months Ended
Dec. 31, 2013
Federal Home Loan Bank Advances And Other Borrowings [Abstract]
Federal Home Loan Bank Advances and Other Borrowings
  10.  Federal Home Loan Bank Advances and Other Borrowings
The following is a summary of FHLB advances with maturity dates and weighted average rates at December 31, 2013 and 2012:

	December 31,
	2013		2012
(Dollars in thousands)	Amount Due	Weighted Average Rate	Amount Due	Weighted Average Rate
Year of Maturity:
2013	$—	—%	$67,000	0.86%
2014	22,000	0.50	2,000	3.24
2015	2,000	2.75	2,000	2.75
2017	20,000	0.99	20,000	0.99
Total advances	$44,000	0.83%	$91,000	0.98%

The Bank has additional borrowing capacity at the FHLB, in excess of outstanding advances, up to a certain percentage of the value of qualified collateral, as defined in the FHLB Statement of Products Policy, at the time of the borrowing. In accordance with agreements with the FHLB, the qualified collateral must be free and clear of liens, pledges and encumbrances. There were no additional borrowings at December 31, 2013 and 2012.
Additionally, the Bank has access to a pre-approved secured line of credit of $450 thousand with the FHLB, none of which was outstanding at December 31, 2013 and 2012.
The Bank has an unsecured line of credit of $2.0 million with Bankers’ Bank Northeast, none of which was outstanding at December 31, 2013 and 2012.
Federal Home Loan Bank Stock
As a member of the FHLB, the Bank is required to maintain investments in their capital stock. The Bank owned 48,342 and 44,422 shares at December 31, 2013 and 2012, respectively. There is no ready market or quoted market values for the stock. The shares have a par value of $100 and are carried on the consolidated balance sheets at cost, as the stock is only redeemable at par subject to the redemption practices of the FHLB.